UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 1, 2009
(Date of Earliest Event Reported)
CAPSTEAD MORTGAGE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

8401 North Central Expressway
Suite 800
Dallas, Texas	75225

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (214) 874-2323
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01. REGULATION FD DISCLOSURE
On May 1, 2009 at 9:00 a.m. ET, Capstead Mortgage Corporation is hosting a conference call and audio webcast to discuss first quarter financial results with the investment community. A copy of the slide show presentation referenced and made available in connection with the conference call and audio webcast is attached hereto as Exhibit 99.1.
The conference call may be accessed by dialing toll free (877) 407-0778 in the U.S. and Canada or (201) 689-8565 for international callers. The replay will be available through Friday, May 15, 2009 and can be accessed by dialing toll free (877) 660-6853 in the U.S. and Canada or (201) 612-7415 for international callers and entering account number 286 and conference ID 318445.
A live audio webcast of the conference call can be accessed in the investor relations section of the Company’s website at www.capstead.com or at www.investorcalendar.com. Please allow extra time prior to the call to download and install any needed audio software. An audio archive of the webcast will be available for approximately 60 days on the Company’s website at www.capstead.com.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(b)	Exhibits.
99.1	Investor presentation materials dated May 1, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION
May 1, 2009	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
Executive Vice President and Chief Financial Officer